UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): June 14, 2017 ______________________
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Washington Street, Suite 201, Jersey City, New Jersey		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 863-9427

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Lien Credit Agreement Waiver Amendment

Effective as of June 14, 2017, Rand Logistics, Inc. (the “Company”) and its subsidiaries entered into a First Amendment to Amendment No. 4 and Waiver to Credit Agreement (“First Lien Waiver Amendment No. 1”) with Bank of America, N.A. and the other lenders party thereto, pursuant to which the waiver provided in the previously disclosed May 31st First Lien Waiver (as defined below) was extended to June 30, 2017, subject to the other terms and conditions of the Amendment No. 4 and Waiver to Credit Agreement, dated as of May 31 , 2017, with Bank of America, N.A. and the other lenders party thereto (the “May 31stFirst Lien Waiver”), which remain in effect.

Second Lien Credit Agreement Waiver Amendment

Effective as of June 14, 2017, the Company and its subsidiaries entered into a Fifth Amendment and Waiver to Credit Agreement (“Second Lien Waiver Amendment No. 1”) with Guggenheim Corporate Funding, LLC and Lightship Capital LLC, pursuant to which the waiver provided in the previously disclosed May 31st Second Lien Waiver (as defined below) was extended to June 30, 2017, subject to the other terms and conditions of the Fifth Amendment and Waiver to Credit Agreement, dated as of May 31, 2017, with Guggenheim Corporate Funding, LLC and Lightship Capital LLC (the “ May 31st Second Lien Waiver”).

The disclosure herein regarding the First Lien Waiver Amendment No. 1 and the Second Lien Waiver Amendment No. 1 does not purport to be complete and is qualified in its entirety to the full text of the First Lien Waiver Amendment No. 1 and the Second Lien Waiver Amendment No. 1, which are filed as exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On June 15, 2017, the Company issued a press release announcing the launch of its second annual Marine Miracle Month, a program to benefit children’s charities. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Amendment No. 4 and Waiver to Credit Agreement, dated as of June 14, 2017, by and among Lower Lakes Towing Ltd., Lower Lakes Transportation Company, Grand River Navigation Company, Inc., Black Creek Shipping Company, Inc., as borrowers, Bank of America, N.A., as agent, and the lenders party thereto.
10.2	First Amendment to Fifth Amendment and Waiver to Credit Agreement, dated as of June 14, 2017, by and among Lower Lakes Towing Ltd., Grand River Navigation Company, Inc., Black Creek Shipping Company, Inc., as the credit parties, Guggenheim Corporate Funding, LLC, as agent, and Lightship Capital LLC, as the lender.
99.1	Press Release, dated June 15, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2017	RAND LOGISTICS, INC.

	By:	/s/ Mark S. Hiltwein
	Name:	Mark S. Hiltwein
	Title:	Chief Financial Officer